Exhibit (j)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions "Financial Highlights" and “Other Information” in the Prospectuses and "Counsel and Independent Registered Public Accounting Firm" and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,383 and Amendment No. 2,387 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of VanEck Vectors ETF Trust and to the incorporation by reference of our reports dated June 23, 2016 on Fallen Angel High Yield Bond ETF, Investment Grade Floating Rate ETF, Treasury-Hedged High Yield Bond ETF, BDC Income ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, J.P. Morgan EM Local Currency Bond ETF and International High Yield Bond ETF (ten of the investment funds constituting the VanEck Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended April 30, 2016.

/s/ Ernst & Young LLP

New York, NY

August 29, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions "Financial Highlights" and “Other Information” in the Prospectuses and "Counsel and Independent Registered Public Accounting Firm" and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,383 and Amendment No. 2,387 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of VanEck Vectors ETF Trust and to the incorporation by reference of our reports dated June 22, 2016 on AMT-Free Intermediate Municipal Index ETF, AMT-Free Long Municipal Index ETF, AMT-Free Short Municipal Index ETF, CEF Municipal Income ETF, High-Yield Municipal Index ETF, Pre-Refunded Municipal Index ETF and Short High-Yield Municipal Index ETF (seven of the investment funds constituting the VanEck Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended April 30, 2016.

/s/ Ernst & Young LLP

New York, NY

August 29, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions "Financial Highlights" and “Other Information” in the Prospectus and "Counsel and Independent Registered Public Accounting Firm" and “Financial Statements” in the Statement of Additional Information in Post-Effective Amendment No. 2,383 and Amendment No. 2,387 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of VanEck Vectors ETF Trust and to the incorporation by reference of our reports dated June 23, 2016 on ChinaAMC China Bond ETF (one of the investment funds constituting the VanEck Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended April 30, 2016.

/s/ Ernst & Young LLP

New York, NY

August 29, 2016